                                                                   EXHIBIT 10.26


         This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under such Act.


                     INFORMATION MANAGEMENT ASSOCIATES, INC.

                          Common Stock Purchase Warrant


No. W-5                                                       NEW YORK, NEW YORK
                                                                October 29, 1991


          Information Management Associates, Inc., a Connecticut corporation (the "Company"), for value received, hereby certifies that Wand Partners Inc., or registered assigns, is entitled to purchase from the Company 2,068 authorized, validly issued, fully paid and nonassessable shares of Common Stock, no par value per share (the "Common Stock") of the Company at the purchase price per share of $30, at any time or from time to time prior to 5:00 P.M., New York City time, on December 21, 2000, all subject to the terms, conditions and adjustments set forth below in this Warrant.

          This Warrant is being issued by the Company in consideration of management and advisory services provided by Wand Partners Inc. to the Company. Certain capitalized terms used in this Warrant are defined in section 14; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "section" are, unless otherwise specified, to one of the sections of this Warrant.

          1. Exercise of Warrant. 1.1 Manner of Exercise. This Warrant may be
             -------------------      ------------------
exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its office maintained pursuant to subdivision (a) of section 12.2, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or in the manner provided in section 1.5 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) $9, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in sections 2 through 4.

          1.2 When Exercise Effective. Each exercise of this Warrant shall be
              -----------------------
deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders of record thereof.

          1.3 Delivery of Stock Certificates, etc. As soon as practicable after
              -----------------------------------
each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 9, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise, and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in section 1.1.

          1.4 Company to Reaffirm Obligations. The Company will, at the time of
              -------------------------------
each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any rights to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the holder of this Warrant shall fail to
                       --------
make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          1.5 Payment by Application of Notes. Upon any exercise of this
              -------------------------------
Warrant, the holder hereof may, at its option, instruct the

Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by section 1.1 all or any part of the unpaid principal amount of any one or more Notes at the time held by such holder, in which case the Company will accept the principal amount specified in such notice in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the required prepayments of principal then remaining unpaid on such Note in the inverse order of their maturity dates. Upon any partial application of a Note, the Company at its expense shall forthwith issue and deliver to or upon the order of the holder thereof a new Note or Notes in principal amount equal to the unpaid principal amount of such surrendered Note which has not been applied against such payment, such new Note or Notes to be dated and to bear interest from the date to which interest has been paid on such surrendered Note. Within two Business Days after receipt of any such notice, the Company will pay to the holder of the Notes giving such notice, in the manner provided in the Notes and in the Purchase Agreement, all unpaid interest on the principal amount so specified in such notice, accrued to the date of the exercise of such Warrant.

          2. Adjustment of Common Stock Issuable Upon Exercise. 2.1 General;
             -------------------------------------------------      --------
Warrant Price. The number of shares of Common Stock which the holder of this
-------------
Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (a) the numerator is $30 and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $30 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

          2.2 Adjustment of Warrant Price.
              ---------------------------

          2.2.1 Issuance of Additional Shares of Common Stock. In case the
                ---------------------------------------------
Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the greater of the Current Market Price and the Warrant Price in effect immediately prior to such issue or sale, then, and in each such case, subject to section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

          (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of such Current Market Price and such Warrant Price, and

          (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purpose of this section 2.2.1, (w) immediately after any
--------
Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding,
(x) treasury shares shall not be deemed to be outstanding, (y) if all or any part of the 7,500 shares issued to Joseph Lemay or Paul Schmidt pursuant to restricted stock awards on December 20, 1990 shall be forfeited, and cease to be outstanding (whether because of cancellation or by virtue of becoming treasury shares) then this section shall not apply to the issue of up to the number of shares forfeited, as adjusted to account for any intervening stock dividend, stock split, reclassification, recapitalization or other similar event and (z) no adjustment of the Warrant Price pursuant to this section 2.2.2 shall be required as a consequence of the issuance or sale of the Common Stock upon exercise of the Options to acquire 5% of the Common Stock issued to employees pursuant to section 2.3 or the options to acquire 11,593 shares of Common Stock issued to former employees of Coffman Systems, Inc. in connection With the acquisition by the Company of the assets of Coffman Systems, Inc. and Consumer Relations Technology, Inc.

          2.2.2 Extraordinary Dividends and Distributions. In case the Company
                -----------------------------------------
at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or (b) for so long as the Company qualifies as an S corporation for federal income tax purposes, an annual cash dividend not in excess of the amount equal to the taxable income of the Company for the preceding calendar year multiplied by the maximum marginal federal income tax rate on individuals for the preceding calendar year, then, and in each such case, subject to section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

          (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

          (y) the denominator of which shall be such Current Market Price provided that, in the event that the amount of such dividend applicable to one
--------
share of Common Stock as so determined is equal to or greater than such Current Market Price or in the event that such fraction is less than 1/2, in lieu of the foregoing adjustment, adequate provision shall be made so that the holder of this Warrant shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such holder (determined without regard to whether the Warrant is exercisable at such time).

          2.3 Treatment of Options and Convertible Securities. In case the
              -----------------------------------------------
Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options (except for Options issued or issuable to employees of the Company entitling such employees to acquire up to a maximum of 5% of the Common Stock on a fully diluted basis determined at the time of the issuance or grant of these employee options or the options to acquire 11,593 shares of Common Stock issued to former employees of Coffman Systems, Inc. in connection with the acquisition by the Company of the assets of Coffman Systems, Inc. and Consumer Relations Technology, Inc.) or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of
                                      --------
Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the greater of the Current Market Price and the Warrant Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex- dividend basis, on the date prior to the commencement of ex- dividend trading), as the case may be, and provided,
                                                               --------
further, that in any such case in which Additional Shares of Common Stock are
-------
deemed to be issued

          (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the Voting Securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

          (b) if such Options or Convertible Securities by their terms Provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustment based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          2.4 Treatment of Stock Dividends, Stock Splits, etc. In case the
              -----------------------------------------------
Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

          2.5 Computation of Consideration. For the purposes of this section 2,
              ----------------------------

          (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

               (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

               (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and
          (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

          (b) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (c) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

          2.6 Adjustments for Combinations, etc. In case the outstanding shares
              ---------------------------------
of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          2.7 Dilution in Case of Other Securities. In case any Other Securities
              ------------------------------------
shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          2.8 Minimum Adjustment of Warrant Price. If the amount of any
              -----------------------------------
adjustment of the Warrant Price required pursuant to this Section 2 would be less than one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (l%) of such Warrant Price.

          3. Consolidation, Merger, etc. 3.1 Adjustments for Consolidation,
             --------------------------      ------------------------------
Merger, Sale of Assets, Reorganization, etc. In case the Company after the date
-------------------------------------------
hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or
(b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or Other Securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in section 2.2.1 or 2.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation the highest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had thereto exercised the Rights represented by this Warrant immediately prior thereto.

          3.2 Assumption of Obligations. Notwithstanding anything contained in
              -------------------------
the Warrants or in the Purchase Agreement to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of section
3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (b) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this section 3 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement

          4. Other Dilutive Events. In case any event shall occur to which the
             ---------------------
provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          5. No Dilution or Impairment. The Company will not, by amendment of
             -------------------------
its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

          6. Accountants' Report as to Adjustments. In each case of any
             -------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued,
(b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by section 2) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The

Company will also keep copies of all such reports at its office maintained pursuant to subdivision (a) of section 12.2 and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof. Upon the written request at any time of any holder of a Warrant, the Company will cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify the Company's computations of adjustment or readjustment of terms of the Warrant (other than any computation of the fair value of property as determined in good faith by the Board of Directors) and related reports.

          7. Notices of Corporate Action. In the event of
             ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than, for so long as the Company qualifies as an S corporation for federal income tax purposes, an annual cash dividend not in excess of the amount equal to the taxable income of the Company for the preceding calendar year multiplied by the maximum federal income tax rate on individuals for the preceding calendar year) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other

Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

          8. Registration of Common Stock. If any shares of Common Stock
             ----------------------------
required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act and applicable state securities laws) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

          9. Restrictions on Transfer. 9.1 Restrictive Legends. Except as
             ------------------------      -------------------
otherwise permitted by this section 9, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this section 9, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares may be transferred only in compliance with the conditions specified in certain Common Stock Purchase Warrants issued by Information Management Associates, Inc. pursuant to the Note and Warrant Purchase Agreement, dated December 21, 1990, between Information Management Associates, Inc. and Wand/IMA Investments, L.P. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of Information Management Associates, Inc. and will be furnished to the holder of such shares upon written request and without charge."

          9.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any
              ------------------------------------------------
transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all Other respects with this section 9.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice. The holder giving such notice will submit a copy thereof to the counsel designated in such notice, which counsel shall be experienced in securities law matters. If in the opinion of such counsel the proposed transfer may be effected without registration of such shares of Restricted Securities under the Securities Act, the transferring holder shall thereupon be entitled to transfer such shares in accordance with the terms of the notice delivered by such holder to the Company. Each certificate representing such shares issued upon or in connection with such transfer shall bear the restrictive legends required by section 9.1, unless in the opinion of the transferring holder's counsel and counsel to the Company (which counsel shall be experienced in securities laws matters) such restrictive legends are not required or advisable.

The holder of the Restricted Securities seeking transfer thereof will pay the reasonable fees and disbursements of counsel (other than house counsel) for any holder of Restricted Securities in connection with all opinions rendered by such counsel pursuant to this section 9.2 and pursuant to section 9.3.

          9.3 Termination of Restrictions. The restrictions imposed by this
              ---------------------------
section 9 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company (each of whom shall be experienced in securities laws matters), such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by section 9.1.

          10. Availability of Information. If the Company shall have filed a
              ---------------------------
registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission from time to time in effect and relating to assuring the availability of an exemption from the Securities Act for the sale of any Restricted Securities pursuant to Rule 144 of any comparable or similar rule promulgated by the Commission under the Securities Act. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and, upon the written request of any holder, copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

          11. Reservation of Stock, etc. The Company will at all times reserve
              --------------------------
and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

          12. Ownership, Transfer and Substitution of Warrants. 12.1 Ownership
              ------------------------------------------------       ---------
of Warrants. The Company may treat the person in whose name any Warrant is
-----------
registered on the register kept at the office of the Company maintained pursuant to subdivision (a) of section 12.2 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          12.2 Office; Transfer and Exchange of Warrants.
               -----------------------------------------

          (a) The Company will maintain an office where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 6527 Main Street, Trumbull, CT 06611, until such time as the Company shall notify the holders of the Warrants of any change of location of such office.

          (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to subdivision (a) of this section 12.2, the Company at its expense will (subject to compliance with section 9, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          12.3 Replacement of Warrants. Upon receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for Cancellation at the office of the Company maintained pursuant to subdivision (a) of section 12.2, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          13. Registration under Securities Act, etc.
              --------------------------------------

          13.1 Registration on Request.
               -----------------------

          (a) Request. At any time or from time to time on the earlier of (x)
              -------
    December 21, 1995 or (y) the occurrence of an Initial Public Offering, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of

            (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request, and

            (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

            (iii) subject to the priority provisions of section 13.1(f), all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this
       Section 13.1; and

            (iv) subject to the priority provisions of section 13.1(f), shares of Common Stock held by other Persons having registration rights,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered, provided that the provisions of this section 13.1(a) shall not require the Company to effect more than two registrations of Registrable Securities. The registration rights granted in this Warrant are intended to be coincident with the registration rights granted to the Purchaser pursuant to two Stock Purchase Agreements, dated September 4, 1991 and October 29, 1991, respectively, between the Purchaser and the Company and with the registration rights granted to the holders of the Warrants.

          (b) Registration Statement Form. Registrations under this section 13.1
              ---------------------------
    shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and, as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of

    Registrable Securities being registered shall reasonably request.

          (c) Expenses. The Company will pay all Registration Expenses in
              --------
    connection with the first registration requested pursuant to this section
    13.1 and the holders will pay all Registration Expenses in connection with the second registration pursuant to this section 13.1. Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with the second registration statement shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          (d) Effective Registration Statement. A registration requested
              --------------------------------
    pursuant to this section 13.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the
    --------
    Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to Closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) Selection of Underwriters. If a requested registration pursuant to
              -------------------------
    this section 13.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          (f) Priority in Requested Registrations. If a requested registration
              -----------------------------------
    pursuant to this section 13.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of

    Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such securities requested to be included by such holders and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

          13.2 Incidental Registration.
               -----------------------

          (a) Right to Include Registrable Securities. If the Company at any
              ---------------------------------------
    time proposes to register any of its securities under the Securities Act (other than by a registration on Form S- 4 or S-8, or any successor or similar forms and other than pursuant to section 13.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 13.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at
                                                           --------
    any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 13.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 13.2 shall relieve the Company of its obligation to effect any registration upon request under section 13.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 13.2.

          (b) Priority in Incidental Registrations. If (i) a registration
              ------------------------------------
    pursuant to this section 13.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 13.4(b) or, if requested to do so, is not obligated to do so under section 13.4(b)), and (iii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities Concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

          13.3 Registration Procedures. If and whenever the Company is required
               -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 13.1 and 13.2 the Company shall, as expeditiously as possible:

          (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the time period required by this Agreement, provided, that
                                                               --------
     before filing such registration statement or any amendments thereto the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to section 13.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to section 13.2, the expiration of 90 days after such registration statement becomes effective, it being understood that following the expiration of the relevant time period, the Company shall have no further obligation to maintain the effectiveness of such registration statement;

          (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under

     Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

          (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

     (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

     (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

          (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to a registered offering thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (ix) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (x) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this section 13.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this section 13.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 13.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 13.3.

     If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute or the rules and regulations promulgated thereunder then in force, the deletion of the reference to such holder.

          13.4 Underwritten Offerings.
               ----------------------

          (a) Requested Underwritten Offerings. If requested by the underwriters
              --------------------------------
    for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 13.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 13.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing
                                                           --------
    herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings. If the Company at any time
              ---------------------------------
    proposes to register any of its securities under the Securities Act as contemplated by section 13.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 13.2 and subject to the provisions of section 13.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided
                  --------
    that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other shares of securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 13.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares of securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares of securities so requested to be included) by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares of securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities, so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriters letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

         (c) Holdback Agreements.
              -------------------

              (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to section
         13.1 or 13.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

              (ii) The Company agrees (x) if so required by the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section
         13.1 or 13.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 and S-8, or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

         13.5 Preparation; Reasonable Investigation. In connection with the
              -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          13.6 Indemnification.
               ---------------

          (a) Indemnification by the Company. In the event of any registration
              ------------------------------
    of any securities of the Company under the Securities Act pursuant to this
    Section 13, the Company will indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers, agents, employees, general partners, limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, Claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director, officer, agent, employee, general partner, limited partner or underwriter or Controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary Prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, agent, employee, general partner, limited partner, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case
                --------
    to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided further that the Company shall
                                        -------- -------
    not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, agent, employee, general partner, limited partner, underwriter or controlling person and shall Survive the transfer of such securities by such holder.

          (b) Indemnification by the Sellers. In the event of any registration
              ------------------------------
    of Registrable Securities under the Securities Act pursuant to this section 13, each seller of Registrable Securities will (severally and not jointly) indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 13.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified
              -----------------------
    party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 13.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give
                    --------
    notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section

13.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d) Other Indemnification. Indemnification similar to that specified
              ---------------------
in the preceding subdivisions of this section 13.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) Indemnification Payments. The indemnification required by this
              ------------------------
section 13.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If for any reason the indemnification provided for
              ------------
in the preceding paragraphs of this Section 13 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of proceeds received by such holder with respect to the sale of such holder's Registrable Securities.

          13.7 Other Registration Rights.
               -------------------------

          The Company shall not enter into any agreement or arrangement to provide any Person with registration rights that are inconsistent with the registration and other rights provided hereunder to holders of the Warrants.

          14. Definitions. As used herein, unless the context otherwise
              -----------
requires, the following terms have the following respective meanings:

          Additional Shares of Common Stock: All shares (including treasury
          ---------------------------------
shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

          (a) shares issued upon the exercise of the Warrants,

          (b) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to antidilution provisions applicable to such securities as in effect on the date hereof, but only if and to the extent that such adjustments are required as the result of the original issuance of the Warrants, and

          (c) such additional number of shares as may become issuable upon the exercise of any of the securities referred to in the foregoing clause (a) by reason of adjustments required pursuant to antidilution provisions applicable to such securities as in effect on the date hereof, in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

          Business Day: Any day other than a Saturday or Sunday or a day on
          ------------
which commercial banking institutions in the City of New York or the state of Connecticut are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          Commission: The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock: As defined in the introduction to this Warrant, such
          ------------
term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          Company: As defined in the introduction to this Warrant, such term to
          -------
include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

          Convertible Securities: Any evidences of indebtedness, shares of stock
          ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

          Current Market Price: On any date specified herein, the average daily
          --------------------
Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

          Event of Default: Any of the Events specified in Section 13 of the
          ----------------
Purchase Agreement as an Event of Default.

          Exchange Act: The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Independent Financial Expert: means a nationally recognized investment
          ----------------------------
banking firm, ranking in the top twenty (as determined by the Securities Industries Association, Inc. or a similar securities information data company) as lead manager for primary common stock offerings in the year prior to the year in which it is called upon to give independent financial advice to the Company as described herein and that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company or any of its Affiliates, that has not been, since the beginning of the year prior to the year in which it is called upon to give independent financial advice to the Company as described herein, and at the time it is called upon to give independent financial advice to the Company is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or any of its Affiliates and that does not provide any advice or opinions to the Company or any of its Affiliates except as an Independent Financial Expert. The Company will bear the expense of compensation of the Independent Financial Expert for services or opinions it may provide in that capacity.

          Initial Public Offering: An Initial Public Offering shall mean the
          -----------------------
first time a registration statement filed under the Securities Act with the Securities Exchange Commission (other than a registration statement on Form S-8, or any successor form thereto, with respect to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock or rights to acquire Common Stock) granted or to be granted to employees, officers or directors of the Company pursuant to any employee stock option plan, unless as a result thereof the Company would be required to file reports with respect to any of its equity securities with the Securities Exchange Commission) respecting an offering, whether primary or secondary, of Common Stock is declared effective by the Securities Exchange Commission.

          Initiating Holders: Any holder or holders of Registrable Securities
          ------------------
holding at least 66-2/3% of the Registrable Securities (by number of shares or, in the case of any debt securities which may be Other Securities, 66-2/3% of the outstanding principal amount of such securities) and initiating a request pursuant to section 13.1 for the registration of all or part of such holder's or holders' Registrable Securities.

          Letter Agreement: The Letter Agreement, dated December 21, 1990, among
          ----------------
the Company, Joseph R. Lemay, Gary R. Martino, Andrei Poludnewycz, Paul J. Schmidt, Albert R. Subbloie, Wendell Covalt, Dennis Dobson, Wand/IMA Investments, L.P. and Thomas F. Hill.

          Market Price: On any date specified herein, the amount per share of
          ------------
the Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the Principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or
(y) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 18 days of the date as of which the determination is to be made.

          NASD: The National Association of Securities Dealers, Inc.
          ----

          Notes: The 15% Senior Subordinated Notes, due December 1997, of this
          -----
Company originally issued in the aggregate principal amount of $1.6 million pursuant to the Purchase Agreement, such term to include any such notes issued in substitution for such notes, including, without limitation, the Company's 12% Senior

Subordinated Note, dated October 29, 1991 in the principal amount of $1,000,000.

          Options: Rights, options or warrants to subscribe for, purchase or
          -------
otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

          Other Securities: Any stock (other than Common Stock) and other
          ----------------
securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

          Person: A corporation, an association, a partnership, an organization,
          ------
a business, an individual, a government or political subdivision thereof or a governmental agency.

          Purchase Agreement: The Note and Warrant Purchase Agreement, dated
          ------------------
December 21, 1990, between the Company and the Purchaser.

          Purchaser: Wand/IMA Investments, L.P., a Delaware limited Partnership.
          ---------

          Registrable Securities: (a) any shares of Common Stock or Other
          ----------------------
Securities issued or issuable upon exercise of the Warrants; (b) the shares of Common Stock issued or to be issued to Purchaser pursuant to the Stock Purchase Agreement, dated October 29, 1991, between the Company and Purchaser; (c) the shares of Common Stock issued to Purchaser pursuant to the Stock Purchase Agreement, dated September 4, 1991 between the Company and Purchaser; and (d) any securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them immediately thereafter shall not require registration or qualification of them (other than by the issuer, an underwriter or an affiliate [as such term is defined in the Securities Act and the regulations promulgated thereunder] of the issuer) under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's
          ---------------------
performance of or compliance with section 13, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of any counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered or officers and directors insurance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Restricted Securities: All of the following: (a) any Warrants bearing
          ---------------------
the applicable legend or legends referred to in section 9.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

          Securities Act: The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Transfer: Any sale, assignment, pledge or other disposition of any
          --------
security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

          Value Report: A valuation report rendered by an Independent Financial
          ------------
Expert pursuant to section 15 or section 16 of this Agreement.

          Warrant Price: As defined in section 2.1.
          -------------

          Warrants: (i) The Common Stock Purchase Warrants originally issued
          --------
pursuant to the Purchase Agreement (including any warrants issued in substitution therefor), (ii) this Common Stock Purchase Warrant, (iii) a Common Stock Purchase Warrant, dated October 29, 1991, No. W-4, issued by the Company to Wand/IMA Investments, L.P. initially covering 14,812 shares of Common Stock and (iv) the Common Stock Purchase Warrant, dated December 21, 1990, No. W-3, issued by the Company to Thomas F. Hill, initially covering 2,381 shares of Common Stock.

          15. Determinations of Value By the Board of Directors. Wherever this
              -------------------------------------------------
Agreement provides for the Board of Directors to make a good faith determination of value, the procedures set forth in this section 15 shall be applicable. The Company shall promptly (but in no event more than ten Business Days thereafter) provide written notice (the "Valuation Notice") to each Warrant holder of each determination of value or fair value made by the Board of Directors pursuant to the terms of this Agreement. The Valuation Notice shall state the Board's conclusions as to value, the purpose of the valuation (including designation of the provision of this Agreement requiring the determination), and a summary of the method used by the Board to reach its conclusions.

          If requested in writing by any holder or holders of Registrable Securities holding at least a majority of the Registrable Securities within 30 days of the date of the Valuation Notice, the Company will appoint, at the Company's expense, an Independent Financial Expert to review and render a Value Report concerning the Board of Directors Valuation. The conclusions of the Independent Financial Expert shall be final and binding on the Company and the Registrable Holders.

          16. Company Obligation to Repurchase.
              --------------------------------

          (a) Repurchase Option. Any holder or holders of Registrable Securities
              -----------------
holding at least a majority of the Registrable Securities may require the Company to repurchase (the "Repurchase Option") all or any part of the Registrable Securities if on or before December 21, 1996, there has not been an Initial Public Offering.

          (b) Repurchase Option Price. Upon an election by a holder or holders
              -----------------------
of Warrants pursuant to section 16(a), the Company shall repurchase the Warrants designated by holders desiring to effect the repurchase at a price equal to or greater than (i) the value of the Common Stock into which the Warrant is exercisable less (ii) the Warrant Price then in effect and relating to such number of shares of Common Stock

(such net price being the "Repurchase Price"). The value of such Common Stock shall be determined by an Independent Financial Expert (to be selected as provided below in section 16(d)) using one or more valuation methods that the Independent Financial Expert in its professional judgment determines to be most appropriate but without giving effect to the discount for any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity securities registered under the Securities Exchange Act of 1934. The Independent Financial Expert shall deliver, promptly upon completion, to the Company and to each of the holders exercising the Repurchase Option a Value Report stating the method of valuation considered or used and the value of said Common Stock as of the Valuation Date and containing a statement as to the nature and scope of the examination or investigation upon which the determination of value was made.

          The Independent Financial Expert shall consult with management of the Company in order to allow management to provide information and data relevant to, and comment on the proposed value of, such Independent Financial Expert's report to the Company. The Independent Financial Expert may revise its Value Report based on such consultation provided that the final value shall reflect both the initial valuation and the determination to revise it. If the Independent Financial Expert becomes aware of any material changes since the Valuation Date in the business or financial conditions or prospects of the Company, such Independent Financial Expert shall specify such material changes in the Value Report.

          (c) Valuation Date. The "Valuation Date" with respect to any
              --------------
Repurchase Option shall mean the date five Business Days prior to the date of the holder's or holders' written notice to the Company of the election to exercise the Repurchase Option stated in this section 16.

          (d) Procedures.
              ----------

              (i) Any holder or holders electing a Repurchase Option pursuant to Section 16(a) shall give written notice of such election (the "Repurchase Notice") to the Company. The Repurchase Notice shall include the name of the holders electing the Repurchase Option (the "Electing Holders") and the number of shares (by holder) that the Company shall be required at that time to repurchase.

              (ii) Within five Business Days of its receipt of the Repurchase Notice, the Company shall give written notice to each Electing Holder of the Company's choice of an Independent Financial Expert to prepare the Value Report. Within five Business Days after the date of this notice, Electing Holders owning a majority of the shares identified in the Repurchase Notice shall notify the Company in writing (the "Holders' IFE Notice") of their approval or disapproval of the Company's initial choice of Independent Financial Expert and, in the event of disapproval, such holders shall propose an alternative firm as Independent Financial Expert. Within two Business Days after its receipt of the Holders' IFE Notice, the Company shall notify the Electing Holders of its approval or disapproval of their selection. If the Company does not accept the Independent Financial Expert chosen by the Electing Holders, then the two Independent Financial Experts previously selected pursuant to this section shall promptly be requested by the Company and the Electing Holders to jointly select a firm to act as Independent Financial Expert to prepare the Value Report. Their joint selection, which shall be made within five Business Days, shall be final and binding upon both the Company and the Electing Holders.

               (iii) The Company shall consult and cooperate with the selected Independent Financial Expert to facilitate the final delivery of its Value Report no later than sixty calendar days after the date of the Repurchase Notice. The Value Report shall be final and binding upon both the Company and the Electing Holders.

               (iv) The Company shall pay the Repurchase Price in immediately available funds to the holder or holders electing the Repurchase Option within sixty calendar days of the delivery of the Value Report.

          17. Remedies. The Company stipulates that the remedies at law of the
              --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          18. No Rights or Liabilities as Stockholder. Nothing contained in this
              ---------------------------------------
Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          19. Notices. All notices and other communications under this Warrant
              -------
shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its office maintained pursuant to subdivision (a) of section 12.2, provided that the exercise of any Warrant shall be effective in the manner
      --------
provided in section 1.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          20. Miscellaneous. This Warrant and any term hereof may be changed,
              -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                                         INFORMATION MANAGEMENT ASSOCIATES, INC.


                                         By:  /s/ Albert R. Subbloie
                                              ----------------------------------
                                              Albert R. Subbloie
                                              President

                              FORM OF SUBSCRIPTION
                              --------------------

                [To be executed only upon exercise of Warrant]


To Information Management Associates, Inc.

          The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _______* Shares of Common Stock of Information Management Associates, Inc. and herewith
makes payment of $      therefor, and requests that the certificates for such
shares be issued in the name of, and delivered to,
                       , whose address is


Dated:


                                       ----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of Warrant)


                                       ----------------------------------------
                                                   [Street Address]


                                       ----------------------------------------
                                       (City)           (State)      (Zip Code)

--------

* Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT
                               ------------------

                 [To be executed only upon transfer of Warrant]


                  For value received, the undersigned registered holder of the
within Warrant hereby sells, assigns and transfers unto              the right
represented by such Warrant to purchase           shares of Common Stock of
Information Management Associates, Inc. to which such Warrant relates, and
appoints           Attorney to make such transfer on the books of Information
Management Associates, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

                                       ----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of Warrant)


                                        ----------------------------------------
                                                      [Street Address]


                                        ----------------------------------------
                                        (City)            (State)     (Zip Code)


Signed in the presence of:


--------------------------